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                                                                   EXHIBIT 10.34

                               THE CORPORATE PLAN

                             FOR RETIREMENT(SM) 100

                          (PROFIT SHARING/401(K) PLAN)

                            A FIDELITY PROTOTYPE PLAN

                     STANDARDIZED ADOPTION AGREEMENT NO. 002

                                  FOR USE WITH

                       FIDELITY BASIC PLAN DOCUMENT NO. 10

The CORPORATEplan for Retirement(SM)100                             Std PS Plan
                     (C) 2001 FMR Corp. All rights reserved.
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                               ADOPTION AGREEMENT

                                   ARTICLE 1

                     STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01     PLAN INFORMATION

         (a)  NAME OF PLAN:

              This is the Probex Corp. 401 (k) Plan (the "Plan")

         (b)  TYPE OF PLAN:

              (1)     [X]      401 (k) Only

              (2)     [ ]      401 (k) and Profit Sharing

              (3)     [ ]      Profit Sharing Only

         (c)  ADMINISTRATOR NAME (IF NOT THE EMPLOYER):

              ------------------------------------------------------------------

              Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
              Telephone Number:
                                            ------------------------------------

              The Administrator is the agent for service of legal process for the Plan.

         (d)  PLAN YEAR END (month/day):  12/31

         (e)  THREE DIGIT PLAN NUMBER:  001

         (f)  LIMITATION YEAR (check one):

              (1)     [X]      Calendar Year

              (2)     [ ]      Plan Year

              (3)     [ ]      Other:


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         (g)  PLAN STATUS (check appropriate box(es)):

              (1)     [ ]      New Plan Effective Date:
                                                        ----------------------
              (2)     [X]      Amendment Effective Date:  l1/l/2002
                                                         ---------
                      This is (check one):

                      (A)      [X]     an amendment and restatement of a Basic
                                       Plan Document No. 10 Adoption Agreement
                                       previously executed by the Employer; or

                      (B)      [ ]     a conversion to a Basic Plan Document No.
                                       10 Adoption Agreement.

                               The original effective date of the Plan: 6/1/2000
                                                                        --------

              (3)     [X]      This is an amendment and restatement of the Plan
                               and the Plan was not amended prior to the effective date specified in Subsection 1.01(g)(2) above to comply with the requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement. The provisions specified in the Snap Off Addendum are effective as of the dates specified in the Snap Off Addendum, which dates may be prior to the Amendment Effective
                               Date. Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

              (4)     [ ]      SPECIAL EFFECTIVE DATES - Certain provisions of
                               the Plan shall be effective as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the
                               Adoption Agreement indicating the affected provisions and their effective dates.

              (5)     [ ]      PLAN MERGER EFFECTIVE DATES - Certain plan(s)
                               were merged into the Plan and certain provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special
                               Effective Dates Addendum to the Adoption
                               Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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1.02     EMPLOYER

         (a)  EMPLOYER NAME:    Probex Corp.
                               ------------------------------------------------
              Address:          15510 Wright Brothers Dr.
                               ------------------------------------------------
                                Addison, TX 75001
                               ------------------------------------------------
              Contact's Name:   Mr. John Brobjorg
                               ------------------------------------------------
              Telephone Number: (972) 788-4772 Ext. 120
                                -----------------------------------------------

              (1)     Employer's Tax Identification Number:      33-0294243
                                                                 --------------
              (2)     Business form of Employer (check one):

                      (A)      [X]     Corporation or limited liability company
                                       taxed as a corporation

                      (B)      [ ]     Sole proprietor, partnership, or limited
                                       liability company taxed as a sole
                                       proprietor or partnership

                      (C)      [ ]     Subchapter S corporation

                      (D)      [ ]     Tax-exempt organization

                      (E)      [ ]     Governmental entity

              (3)     Employer's fiscal year end: 9/30
                                                  ----------------------------
              (4)     Date business commenced:    4/1/1988
                                                  ----------------------------

         (b) THE TERM "EMPLOYER" INCLUDES ALL RELATED EMPLOYER(S) (AS DEFINED IN SUBSECTION 201(RR)) (For purpose of reference, list each Related Employer and its Employer Tax Identification Number):

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              -----------------------------------------------------------------


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1.03     TRUSTEE

         (a)  TRUSTEE NAME:    Fidelity Management Trust Company
              Address:         82 Devonshire Street
                               Boston, MA 02109

1.04     COVERAGE

         ALL EMPLOYEES WHO MEET THE CONDITIONS SPECIFIED BELOW SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN:

         (a)  AGE REQUIREMENT (check one):

              (1)     [ ]      no age requirement.

              (2)     [X]      must have attained age: 21 (NOT TO EXCEED 21).


         (b)  ELIGIBILITY SERVICE REQUIREMENT (check one):

              (1)     ELIGIBILITY TO PARTICIPATE IN PLAN (check one):

                      (A)      [X]     no Eligibility Service requirement.

                      (B)      [ ]     three months of Eligibility Service
                                       requirement (no minimum number Hours of
                                       Service can be required).

                      (C)      [ ]     six months of Eligibility Service
                                       requirement (no minimum number Hours of
                                       Service can be required).

                      (D)      [ ]     one year of Eligibility Service
                                       requirement (at least 1,000 Hours of
                                       Service are required during the
                                       Eligibility Computation Period).

         (c)  ELIGIBLE CLASS OF EMPLOYEES (check one):

              NOTE: Because the Plan is not designed to cover employees who are residents of Puerto Rico and because a Standardized Adoption Agreement is not permitted to exclude such employees, employers with employees who are residents of Puerto Rico must use Non-Standardized Adoption Agreement No. 001. Non-Standardized Adoption Agreement No. 001 automatically excludes such employees from the Plan.

              (1)     [X]      includes all Employees of the Employer.

              (2)     [ ]      includes all Employees of the Employer except for
                               (check the appropriate box(es)):

The CORPORATEplan for Retirement(SM) 100                             Std PS Plan
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                      (A)      [ ]     employees covered by a collective
                                       bargaining agreement.

                      (B)      [ ]     Highly Compensated Employees as defined
                                       in Code Section 414(q).

                      (C)      [ ]     nonresident aliens who do not receive
                                       any earned income from the Employer which constitutes United States source income.

         (d)  THE ENTRY DATES SHALL BE (check one):

              (1)     [ ]      the first day of each Plan Year and the first day
                               of the seventh month of each Plan Year.

              (2)     [ ]      the first day of each Plan Year and the first day
                               of the fourth, seventh, and tenth months of each Plan Year.

              (3)     [X]      the first day of each month.

              (4)     [ ]      the first day of each Plan Year. (DO NOT SELECT
                               IF THERE IS AN ELIGIBILITY SERVICE REQUIREMENT OF
                               MORE THAN SIX MONTHS IN SUBSECTION 1.04(B) OR IF
                               THERE IS AN AGE REQUIREMENT OF MORE THAN 20 1/2
                               IN SUBSECTION 1.04(A))

         (e) DATE OF INITIAL PARTICIPATION - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

              (1)     [X]      no exceptions.

              (2)     [ ]      Employees employed on the Effective Date in
                               Subsection 1.01(g)(1) or (2) shall become
                               Participants on that date.

              (3)     [ ]      Employees who meet the age and service
                               requirement(s) of Subsections 1.04(a) and (b) on the Effective Date in Subsection 1.01(g)(1) or
                               (2) shall become Participants on that date.

1.05     COMPENSATION

         (a) COMPENSATION FOR PURPOSES OF DETERMINING CONTRIBUTIONS SHALL BE AS DEFINED IN SECTION 5.02.

         (b) COMPENSATION FOR THE FIRST YEAR OF PARTICIPATION - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

The CORPORATEplan for Retirement(SM) 100                             Std PS Plan
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              (1)     [ ]      for the entire Plan Year.

              (2)     [X]      for the portion of the Plan Year in which the
                               Employee is eligible to participate in the Plan.

              NOTE: If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

1.06     TESTING RULES

         (a) ADP/ACP PRESENT TESTING METHOD - The testing method for purposes of applying the "ADP" and "ACP" tests described in Sections 6.03 and 6.06 of the Plan shall be the (check one):

              (1)     [X]      CURRENT YEAR TESTING METHOD - The "ADP" or "ACP"
                               of Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly Compensated Employees for the same
                               Plan Year. (MUST CHOOSE IF OPTION 1.10(A)(3),
                               SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS, OR
                               OPTION 1.11(A)(3), SAFE HARBOR FORMULA, WITH
                               RESPECT TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS
                               CHECKED.)

              (2)     [ ]      PRIOR YEAR TESTING METHOD - The "ADP" or "ACP" of
                               Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly Compensated Employees for the immediately preceding Plan Year. (DO NOT CHOOSE
                               IF --- OPTION 1.10(A)(3), SAFE HARBOR MATCHING
                               EMPLOYER CONTRIBUTIONS, OR OPTION 1.11(A)(3),
                               SAFE HARBOR FORMULA, WITH RESPECT TO NONELECTIVE
                               EMPLOYER CONTRIBUTIONS IS CHECKED.)

              (3)     [ ]      Not applicable. (ONLY IF OPTION 1.01(B (3),
                               PROFIT SHARING ONLY, IS CHECKED OR OPTION
                               1.04(C)(2)(B), EXCLUDING ALL HIGHLY COMPENSATED
                               EMPLOYEES FROM THE ELIGIBLE CLASS OF EMPLOYEES,
                               IS CHECKED.)

              NOTE: RESTRICTIONS APPLY ON ELECTIONS TO CHANGE TESTING METHODS THAT ARE MADE AFTER THE GUST REMEDIAL AMENDMENT PERIOD.


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         (b)  FIRST YEAR TESTING METHOD - If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the "ADP" and/or "ACP" test for such first Plan Year shall be applied using the actual "ADP" and/or "ACP" of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

              (1)     [ ]      The "ADP" and/or "ACP" test for the first Plan
                               Year that the Plan permits Deferral Contributions or provides for either Employee or Matching
                               Employer Contributions shall be applied assuming a 3% "ADP" and/or "ACP" for Non-Highly
                               Compensated Employees. (DO NOT CHOOSE UNLESS PLAN
                               USES PRIOR YEAR TESTING METHOD DESCRIBED IN
                               SUBSECTION 1.06(A)(2).)

         (c) HCE DETERMINATIONS: LOOK BACK YEAR - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

              (1)     [ ]      CALENDAR YEAR DETERMINATION - The look back year
                               shall be the calendar year beginning within the preceding Plan Year. (DO NOT CHOOSE IF THE PLAN
                               YEAR IS THE CALENDAR YEAR.)

         (d) HCE DETERMINATIONS: TOP PAID GROUP ELECTION - All Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees unless Top Paid Group Election below is checked.

              (1)     [X]      TOP PAID GROUP ELECTION - Employees with
                               Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

              NOTE: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(c)(1) and/or 1.06(d)(1), such election(s) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).

1.07     DEFERRAL CONTRIBUTIONS

         (a)  [X]     DEFERRAL CONTRIBUTIONS - Participants may elect to have a
                      portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

              (1) REGULAR CONTRIBUTIONS - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant

The CORPORATEplan for Retirement(SM) 100                             Std PS Plan
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                      who has an executed salary reduction agreement in effect
                      with the Employer for the payroll period in question, not to exceed 60% of Compensation for that period.


              NOTE: For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

                      (A)      [ ]     Instead of specifying a percentage of
                                       Compensation, a Participant's salary
                                       reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection
                                       1.07(a)(1) above.

                      (B) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage as of the next Entry Date.

                      NOTE: Notwithstanding the provisions of Subsection 1.07(a)(1)(B), if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

                      (C) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until any subsequent Entry Date.

              (2)     [ ]      ADDITIONAL DEFERRAL CONTRIBUTIONS - The Employer
                               may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral
                               Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.

              (3)     [ ]      BONUS CONTRIBUTIONS - The Employer may allow
                               Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses that are made for such Participants during the Plan Year.

                      NOTE: A Participant's contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. If the

The CORPORATEplan for Retirement(SM) 100                             Std PS Plan
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                      Administrator anticipates that the Plan will not satisfy
                      the "ADP" and/or the "ACP" test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator' to be necessary to satisfy the "ADP" and/or "ACP" test.

1.08     EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

         (a)  [ ]     EMPLOYEE CONTRIBUTIONS - Participants may not currently
                      make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions
                      Accounts.

1.09     QUALIFIED NONELECTIVE CONTRIBUTIONS

         (a)  [ ]     QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS - If Option
                      1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the "ADP" or "ACP" test. Qualified Nonelective Employer
                      Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either
                      (A) in the ratio which each Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participant's "testing compensation" for the Plan Year or (B) as a flat dollar amount.

1.10 MATCHING EMPLOYER CONTRIBUTIONS (ONLY IF OPTION 1.07(A), DEFERRAL CONTRIBUTIONS IS CHECKED)

         (a)  [X]     BASIC MATCHING EMPLOYER CONTRIBUTIONS (check one):

              (1)     [ ]      NON-DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS
                               - The Employer shall make a basic Matching
                               Employer Contribution on behalf of each
                               Participant in an amount equal to the following percentage of a Participant's Deferral
                               Contributions during the Contribution Period
                               (check (A) or (B) and, if applicable, (C)):

                      NOTE: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the "ADP" test in
                      Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

                      (A)      [ ]     Single Percentage Match: ____%

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                      (B)      [ ]      Tiered Match:

                      ____% of the first _____% of the Active Participant's Compensation contributed to the Plan,

                      ____% of the next _____% of the Active Participant's Compensation contributed to the Plan,

                      ____% of the next ____% of the Active .Participant's Compensation contributed to the Plan.

                      NOTE: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

                      (C)      [ ]     Limit on Non-Discretionary Matching
                                       Employer Contributions (check the
                                       appropriate box(es)):

                               (i)     [ ]     Deferral Contributions in excess
                                               of ____% of the Participant's
                                               Compensation for the period in
                                               question shall not be considered
                                               for non-discretionary Matching
                                               Employer Contributions.

                                       NOTE: If the Employer elected a
                                       percentage limit in (i) above and
                                       requested the Trustee to account
                                       separately for matched and unmatched
                                       Deferral Contributions made to the Plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

                               (ii)    [ ]     Matching Employer Contributions
                                               for each Participant for each
                                               Plan Year shall be limited to
                                               $________.

              (2)     [X]      DISCRETIONARY MATCHING EMPLOYER CONTRIBUTIONS -
                               The Employer may make a basic Matching Employer
                               Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period. The Board of
                               Directors' Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

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                      (A)      [ ]     4% LIMITATION ON DISCRETIONARY MATCHING
                                       EMPLOYER CONTRIBUTIONS FOR DEEMED
                                       SATISFACTION OF "ACP" TEST - In no event may the dollar amount of the discretionary Matching Employer
                                       Contribution made on a Participant's
                                       behalf for the Plan Year exceed 4% of the Participant's Compensation for the Plan Year. (ONLY IF OPTION 1.11(A)(3), SAFE HARBOR FORMULA, WITH RESPECT TO NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

              (3)     [ ]      SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS -
                               Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution
                               Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active
                               Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and, under certain circumstances, the "ACP" test.

         (b)  [ ]     ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS - The Employer
                      may at Plan Year end make an additional Matching Employer
                      Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year. (ONLY IF OPTION 1.10(A)(1) OR (3) IS
                      CHECKED.) The Board of Directors' Resolution (or Letter of
                      Intent, if applicable) may limit the Deferral
                      Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

              (1)     [ ]      4% LIMITATION ON ADDITIONAL MATCHING EMPLOYER
                               CONTRIBUTIONS FOR DEEMED SATISFACTION OF "ACP"
                               TEST - In no event may the dollar amount of the additional Matching Employer Contribution made on a Participant's behalf for the Plan Year exceed
                               4% of the Participant's Compensation for the Plan
                               Year. (ONLY IF OPTION 1.10(A(3), SAFE HARBOR
                               MATCHING EMPLOYER CONTRIBUTIONS, OR OPTION
                               1.11(A)(3), SAFE HARBOR FORMULA, WITH RESPECT TO
                               NONELECTIVE EMPLOYER CONTRIBUTIONS IS CHECKED.)

              NOTE: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the "ADP" test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the "ACP" test with respect to Matching

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              Employer Contributions for the Plan Year, the Deferral
              Contributions matched may not exceed the limitations in Section 6.11.

         (c) CONTRIBUTION PERIOD FOR MATCHING EMPLOYER CONTRIBUTIONS - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

              (1)     [ ]      each Plan Year.

              (2)     [X]      each payroll period.

              The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

         (d) CONTINUING ELIGIBILITY REQUIREMENT(S) - A participant who makes Deferral Contributions during a Contribution Period shall be entitled to receive Matching Employer Contributions under Section
              1.10 for that Contribution Period.

         (e)  [ ]     QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS - The Employer
                      may make a Qualified Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral
                      Contributions and excluded in applying the "ACP" test on Employee and Matching Employer Contributions. Qualified
                      Matching Employer Contributions shall be allocated to Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above and who are Non-Highly Compensated Employees for the Plan
                      Year.

              NOTE: Qualified Matching Contributions may not be excluded in applying the "ACP" test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the "ADP" test is deemed satisfied under Section 6.10 for such Plan Year.

1.11     NONELECTIVE EMPLOYER CONTRIBUTIONS

         NOTE: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

         (a)  [ ]     FIXED FORMULA (An Employer may elect both the Safe Harbor
                      Formula and one of the other fixed formulas. Otherwise, the Employer may only select one of the following.):

              (1)     [ ]      FIXED PERCENTAGE EMPLOYER CONTRIBUTION - For each
                               Plan Year, the Employer shall contribute for each eligible Active Participant

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                               an amount equal to ___% (NOT TO EXCEED 15% FOR
                               PLAN YEARS BEGINNING PRIOR TO 2002 AND 25% FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 2002) of such Active Participant's Compensation.

              (2)     [ ]      FIXED FLAT DOLLAR EMPLOYER CONTRIBUTION - For
                               each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to $____.

              (3)     [ ]      SAFE HARBOR FORMULA - Effective only with respect
                               to Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution specified in the Safe Harbor Nonelective Employer
                               Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test (and, under certain circumstances, the "ACP" test) is deemed satisfied. Please complete the Safe Harbor
                               Nonelective Employer Contribution Addendum to the
                               Adoption Agreement. (CHOOSE ONLY IF OPTION
                               1.07(A), DEFERRAL CONTRIBUTIONS, IS CHECKED.)

         (b)  [ ]     DISCRETIONARY FORMULA - The Employer may decide each Plan
                      Year whether to make a discretionary Nonelective Employer
                      Contribution on behalf of eligible Active Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active Participants based upon the following (check (1) or (2)):

              (1)     [ ]      NON-INTEGRATED ALLOCATION FORMULA - In the ratio
                               that each eligible Active Participant's
                               Compensation bears to the total Compensation paid to all eligible Active Participants for the Plan
                               Year.

              (2)     [ ]      INTEGRATED ALLOCATION FORMULA - As (A) a
                               percentage of each eligible Active Participant's
                               Compensation plus (B) a percentage of each eligible Active Participant's Compensation in excess of the "integration level" as defined below. The percentage of Compensation in excess of the "integration level" shall be equal to the lesser of the percentage of the Active
                               Participant's Compensation allocated under (A) above or the "permitted disparity limit" as defined below.

                      NOTE: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

                      "Integration level" means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or (B) below.

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                      (A)      ____% (NOT TO EXCEED 100%) of the Social Security
                               taxable wage base for the Plan Year, or

                      (B) $_____ (NOT TO EXCEED THE SOCIAL SECURITY TAXABLE WAGE BASE).

                      "Permitted disparity limit" means the percentage provided by the following table:

                                   IF THE "INTEGRATION LEVEL"
                                     IS AT LEAST __% OF THE      BUT LESS THAN ___% OF         THE "PERMITTED
                                        TAXABLE WAGE BASE        THE TAXABLE WAGE BASE      DISPARITY LIMIT" IS
                                        -----------------        ---------------------      -------------------
                                                0%                        20%                       5.7%
                                               20%                        80%                       4.3%
                                               80%                       100%                       5.4%
                                              100%                        N/A                       5.7%


                      NOTE: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect 1.11(b)(2).

         (c) CONTINUING ELIGIBILITY REQUIREMENT(S) - A Participant shall only be entitled to receive non-safe harbor Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

              NOTE: The last day and Hours of Service requirement described above shall only apply to non-safe harbor Nonelective Employer Contributions that are FUNDED by the Employer AFTER the Plan Year ends. Safe harbor Nonelective Employer Contributions described in Subsection 1.11(a)(3), and non-safe harbor Nonelective Employer Contributions funded during the Plan Year, shall not be subject to such eligibility requirements.

1.12     EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

         [ ] DEATH, DISABILITY, AND RETIREMENT EXCEPTION TO ELIGIBILITY REQUIREMENTS - Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer Contributions. No Compensation

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              shall be imputed to Active Participants who become disabled for the period following their disability.

1.13     RETIREMENT

         (a)  THE NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one):

              (1)     [X]      age 65

              (2)     age _____ (specify between 55 and 64).

              (3)     [ ]      later of age ___________ (NOT TO EXCEED 65) or
                               the fifth anniversary of the Participant's
                               Employment Commencement Date.


         (b)  [X]     THE EARLY RETIREMENT AGE IS THE FIRST DAY OF THE MONTH
                      AFTER THE PARTICIPANT ATTAINS AGE 60.0 (SPECIFY SS OR
                      GREATER) AND COMPLETES 5.0 YEARS OF VESTING SERVICE.


              NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

         (c)  [X]     A PARTICIPANT WHO BECOMES DISABLED, AS DEFINED IN SECTION
                      1.14, IS ELIGIBLE FOR DISABILITY RETIREMENT.

              NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

1.14     DEFINITION OF DISABLED

         A PARTICIPANT IS DISABLED IF HE/SHE (check the appropriate box(es)):

         (a)  [ ]     satisfies the requirements for benefits under the
                      Employer's long-term disability plan.

         (b)  [X]     satisfies the requirements for Social Security disability
                      benefits.

         (c)  [ ]     is determined to be disabled by a physician approved
                      by the Employer.

1.15     VESTING

         A PARTICIPANT'S VESTED INTEREST IN MATCHING EMPLOYER CONTRIBUTIONS AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS, OTHER THAN SAFE HARBOR MATCHING EMPLOYER AND/OR SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTIONS ELECTED IN SUBSECTION 1.10(A)(3) OR

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         1.11(A)(3), SHALL BE BASED UPON HIS YEARS OF VESTING SERVICE AND THE
         SCHEDULE SELECTED BELOW.

         (a)  VESTING SCHEDULE(S)

              NOTE: The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Contributions other than safe harbor contributions under Option 1.11(a)(3) or Option 1.10(a)(3). Safe harbor contributions under Options 1.11(a)(3) and 1.10 (a)(3) are always 100% vested immediately.

              (1) NONELECTIVE EMPLOYER CONTRIBUTIONS AND MATCHING EMPLOYER CONTRIBUTIONS (check one):

                      (A)      [ ]     N/A - No Employer Contributions other
                                       than safe harbor Nonelective Employer
                                       Contributions and/or safe harbor Matching
                                       Employer Contributions

                      (B)      [ ]     100% Vesting immediately

                      (C)      [ ]     3 year cliff (see C below)

                      (D)      [ ]     6 year graduated (see D below)

                      (E)      [X]     Other vesting (complete E below)

                              YEARS OF VESTING
                                  SERVICE                           APPLICABLE VESTING SCHEDULE(S)
                                                            C                      D                     E
                                     0                       0%                    0%                    0.00%
                                     1                       0%                    0%                   25.00%
                                     2                       0%                   20%                   50.00%
                                     3                     100%                   40%                   75.00%
                                     4                     100%                   60%                  100.00%
                                     5                     100%                   80%                  100.00%
                                 6 or more                 100%                  100%                  100.00%

The CORPORATEplan for Retirement(SM) 100                             Std PS Plan
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                                       16
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NOTE: A schedule elected under E above must be at least as favorable as one of the schedules in C or D above.

1.16     PREDECESSOR EMPLOYER SERVICE

         [ ] SERVICE FOR PURPOSES OF ELIGIBILITY IN SUBSECTION 1.04(B) AND VESTING IN SUBSECTION 1.15(A) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING PREDECESSOR EMPLOYER(S):

              ______________________________________________________

              ______________________________________________________

              ______________________________________________________

              ______________________________________________________

1.17     PARTICIPANT LOANS

         PARTICIPANT LOANS (check one):

         (a)  [X]     ARE ALLOWED IN ACCORDANCE WITH ARTICLE 9 AND LOAN
                      PROCEDURES OUTLINED IN THE SERVICE AGREEMENT.

         (b)  [ ]     ARE NOT ALLOWED.

1.18     IN-SERVICE WITHDRAWALS

         PARTICIPANTS MAY MAKE WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT UNDER THE FOLLOWING CIRCUMSTANCES (check the appropriate box(es)):

         (a)  [X]     HARDSHIP WITHDRAWALS - Hardship withdrawals from a
                      Participant's Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

         (b)  [X]     AGE 59 1/2 - Participants shall be entitled to receive a
                      distribution of all or any portion of the following
                      Accounts upon attainment of age 59 1/2 (check one):

              (1)     [ ]      Deferral Contributions Account.

              (2)     [X]      All vested account balances.

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         (c)  WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS

              (1)     [ ]      Employee Contributions may be withdrawn in
                               accordance with Section 10.02 at any time.

              (2)     [ ]      Rollover Contributions may be withdrawn in
                               accordance with Section 10.03 at any time.

         (d)  [ ]     PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS - Check if the
                      Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

              (1)     [ ]      an in-service withdrawal of vested employer
                               contributions maintained in a Participant's
                               Account (check (A) and/or (B)):

                      (A)      [ ]     for at least _____ (24 or more) months.

                      (B)      [ ]     after the Participant has at least 60
                                       months of participation.

              (2)     [ ]      another in-service withdrawal option that is a
                               "protected benefit" under Code Section 411(d)(6).
                               Please complete the Protected In-Service
                               Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.19     FORM OF DISTRIBUTIONS

         SUBJECT TO SECTION 13.01, 13.02 AND ARTICLE 14, DISTRIBUTIONS UNDER THE PLAN SHALL BE PAID AS PROVIDED BELOW. (Check the appropriate box(es).)

         (a) LUMP SUM PAYMENTS - Lump sum payments are always available under the Plan.

         (b)  [X]     INSTALLMENTS PAYMENTS - Participants may elect
                      distribution under a systematic withdrawal plan
                      (installments).

         (c)  [ ]     ANNUITIES (Check if the Plan is retaining any annuity
                      form(s) of payment.)

              (1)     [ ]      An annuity form of payment is available under the
                               Plan for the following reason(s) (check(A) and/or
                               (B), as applicable):

                      (A)      [ ]     As a result of the Plan's receipt of a
                                       transfer of assets from another defined
                                       contribution plan or pursuant to the Plan terms prior to the Amendment Effective
                                       Date specified in Section 1.01(g)(2),
                                       benefits were previously payable in the
                                       form of an annuity that the Employer
                                       elects to continue to be offered as a
                                       form of payment under the Plan.

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                      (B)      [ ]     The Plan received a transfer of assets
                                       from a defined benefit plan or another
                                       defined contribution plan that was
                                       subject to the minimum funding
                                       requirements of Code Section 412 and
                                       therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

              (2) The normal form of payment under the Plan is (check (A) or (B)):

                      (A)      [ ]     A lump sum payment.

                               (i)     Optional annuity forms of payment (check
                                       (I) and/or (III), as applicable). (MUST
                                       CHECK AND COMPLETE (I) IF A LIFE ANNUITY
                                       IS ONE OF THE OPTIONAL ANNUITY FORMS OF
                                       PAYMENT UNDER THE PLAN.)

                                       (I)     [ ]     A married Participant who
                                                       elects an annuity form of
                                                       payment shall receive a
                                                       qualified joint and % (AT
                                                       LEAST 50%) survivor
                                                       annuity. An unmarried
                                                       Participant shall receive
                                                       a single life annuity,
                                                       unless a different form
                                                       of payment is specified
                                                       below:
                                       ________________________________________


                                      (II)     [ ]     Other annuity form(s) of
                                                       payment. Please complete
                                                       Subsection (a) of the
                                                       Forms of Payment Addendum
                                                       describing the other
                                                       annuity form(s) of
                                                       payment available under
                                                       the Plan.

                      (B)      [ ]     A life annuity (complete (i) and (ii)
                                       and check (iii) if applicable).

                               (i) The normal form for married Participants is a qualified joint and ___% (AT LEAST 50%) survivor annuity. The normal form for unmarried Participants is a single life annuity, unless a different annuity form is specified below:

                               ________________________________________________

                               (ii)    The qualified preretirement survivor
                                       annuity provided to a Participant's
                                       spouse is purchased with ___% (AT LEAST
                                       50%) of the Participant's Account.

                               (iii) Other annuity form(s) of payment. Please complete Subsection (a) of the Forms of Payment Addendum

The CORPORATEplan for Retirement(SM) 100                             Std PS Plan
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                                       19
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                                       describing the other annuity form(s) of
                                       payment available under the Plan.

         (d)  [ ]     OTHER NON-ANNUITY FORMS OF PAYMENT - As a result of the
                      Plan's receipt of a transfer of assets from another plan or pursuant to the Plan terms prior to the Amendment
                      Effective Date specified in 1.01(g)(2), benefits were previously payable in the following form(s) of payment not described in (a), (b) or (c) above and the Plan will continue to offer these form(s) of payment:

                      _________________________________________________________

         (e)  [ ]     ELIMINATED FORMS OF PAYMENT NOT PROTECTED UNDER CODE
                      SECTION 411(D)(6). Check if either (1) under the Plan terms prior to the Amendment Effective Date or (2) under the terms of another plan from which assets were transferred, benefits were payable in a form of payment that will cease to be offered after a specified date.
                      Please complete Subsection (b) of the Forms of Payment
                      Addendum describing the forms of payment previously available and the effective date of the elimination of the form(s) of payment.

1.20     TIMING OF DISTRIBUTIONS

         DISTRIBUTION SHALL BE MADE TO AN ELIGIBLE PARTICIPANT FROM HIS VESTED INTEREST IN HIS ACCOUNT AS SOON AS REASONABLY PRACTICABLE FOLLOWING THE DATE THE PARTICIPANT'S APPLICATION FOR DISTRIBUTION IS RECEIVED BY THE ADMINISTRATOR, BUT IN NO EVENT LATER THAN HIS REQUIRED BEGINNING DATE, AS DEFINED IN SUBSECTION 201(SS).

1.21     TOP HEAVY STATUS

         (a)  THE PLAN SHALL BE SUBJECT TO THE TOP-HEAVY PLAN REQUIREMENTS OF
              ARTICLE 15 (check one):

              (1)     [ ]      for each Plan Year, whether or not the Plan is a
                               "top-heavy plan" as defined in Subsection
                               15.01(f).

              (2)     [X]      for each Plan Year, if any, for which the Plan is
                               a "top-heavy plan" as defined in Subsection
                               15.01(f).

              (3)     [ ]      Not applicable. (CHOOSE ONLY IF PLAN COVERS ONLY
                               EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING
                               AGREEMENT.)

         (b) IN DETERMINING WHETHER THE PLAN IS A "TOP-HEAVY PLAN" FOR AN EMPLOYER WITH AT LEAST ONE DEFINED BENEFIT PLAN, THE FOLLOWING ASSUMPTIONS SHALL APPLY:

              (1)     [ ]      Interest rate:  _____% per annum.

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              (2)     [ ]      Mortality table:  ____________.

              (3)     [X]      Not applicable. (CHOOSE ONLY IF EITHER (A) PLAN
                               COVERS ONLY EMPLOYEES SUBJECT TO A COLLECTIVE
                               BARGAINING AGREEMENT OR (B) EMPLOYER DOES NOT
                               MAINTAIN AND HAS NOT MAINTAINED ANY DEFINED
                               BENEFIT PLAN DURING THE FIVE-YEAR PERIOD ENDING
                               ON THE APPLICABLE "DETERMINATION DATE", AS
                               DEFINED IN SUBSECTION 15.01(A).)

         (c) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, EACH NON-KEY EMPLOYEE SHALL RECEIVE AN EMPLOYER CONTRIBUTION OF AT LEAST 3.0 (3, 4, 5, OR 7 1/2% OF COMPENSATION FOR THE PLAN YEAR IN ACCORDANCE WITH SECTION 15.03. THE MINIMUM EMPLOYER CONTRIBUTION PROVIDED IN THIS SUBSECTION 1.21(C) SHALL BE MADE UNDER THIS PLAN ONLY IF THE PARTICIPANT IS NOT ENTITLED TO SUCH CONTRIBUTION UNDER ANOTHER QUALIFIED PLAN OF THE EMPLOYER, UNLESS THE EMPLOYER ELECTS OTHERWISE IN (1) OR (2) BELOW:

              (1)     [ ]      The minimum Employer Contribution shall be paid
                               under this Plan in any event. (DO NOT SELECT IF
                               THE PLAN IS PAIRED WITH THE MONEY PURCHASE
                               PENSION PLAN MAINTAINED UNDER THE CORPORATEPLAN
                               FOR RETIREMENT(SM) 100 STANDARDIZED ADOPTION
                               AGREEMENT 004.)

              (2)     [ ]      Not applicable. (CHOOSE ONLY IF PLAN COVERS ONLY
                               EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING
                               AGREEMENT.)

              NOTE: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

         (d) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR AND NO VESTING SCHEDULE WAS ELECTED IN SUBSECTION 1.15(A)(1), FOR SUCH PLAN YEAR AND EACH PLAN YEAR THEREAFTER, THE FOLLOWING VESTING SCHEDULE SHALL APPLY (Only if Option 1.01(b)(1), 401(k) Only, is checked) (check one):

              (1)     [ ]      Not applicable. (CHOOSE ONLY IF PLAN COVERS ONLY
                               EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING
                               AGREEMENT.)

              (2)     [ ]      100% vested after ______ (NOT IN EXCESS OF 3)
                               years of Vesting Service.

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                                       21
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              (3)     [ ]      Graded vesting:

                                     YEARS OF VESTING              VESTING                    MUST BE
                                        SERVICE                  PERCENTAGE                  AT LEAST
                                           0                         0.00%                       0%
                                           1                        25.00%                       0%
                                           2                        50.00%                       20%
                                           3                        75.00%                       40%
                                           4                        100.00%                      60%
                                           5                        100.00%                      80%
                                       6 or more                    100.00%                     100%


1.22     CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION
         PLANS


         If the Employer maintains other defined contribution plans, annual additions to a Participant's Account shall be limited as provided in
         Section 6.12 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

         (a)  [ ]     OTHER ORDER FOR LIMITING ANNUAL ADDITIONS.

1.23     INVESTMENT DIRECTION

         Participant Accounts shall be invested in accordance with the investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

1.24     RELIANCE ON OPINION LETTER

         An adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 except to the extent provided in Rev. Proc. 2000-20, 2000-6 I.R.B. 553 and Announcement 2001-77, 2001-30 I.R.B.

         An Employer who has ever maintained or who later adopts any other qualified plan, including a standardized plan (other than a paired money purchase pension plan maintained under The CORPORATEplan for Retirements(SM) 100 Defined Contribution Plan, Standardized Adoption Agreement No. 004) and including a welfare benefit fund, as defined in Code Section 419(e), which provides post-retirement medical benefits

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                       22
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         allocated to separate accounts for key employees, as defined in Code
         Section 419A(d)(3), or an individual medical account, as defined in Code Section 415(1)(2) may not rely on the opinion letter issued by the Internal Revenue Service with respect to the requirements of sections 415 and 416. If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of sections 415 and 416, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. An Employer will not be considered to have maintained another plan merely because the Employer has maintained another defined contribution plan, provided such other plan has been terminated prior to the effective date of the Plan and no annual additions have been credited to the account of any participant under such other plan as of any date within a Limitation Year of the Plan. If this Plan is first effective on or after the effective date of the repeal of Code Section 415(e), the Employer will not be considered to have maintained another plan merely because the Employer has maintained a defined benefit plan, provided that the defined benefit plan has been terminated prior to the effective date of the Plan.

         The Employer may not rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the plan or in Revenue Procedure 2000-20 and Announcement 2001-77. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

         This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 10. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.25     PROTOTYPE INFORMATION:

         Name of Prototype Sponsor:      Fidelity Management & Research Company
         Address of Prototype Sponsor:   82 Devonshire Street
                                         Boston, MA 02109

         Questions regarding this prototype document may be directed to the following telephone number: 1-800-343-9184.

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                       23

                                 EXECUTION PAGE

                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _____ day of _______________, ______.

              Employer: _______________________________________________________

              By:       _______________________________________________________

              Title:    _______________________________________________________



              Employer: _______________________________________________________

              By:       _______________________________________________________

              Title:    _______________________________________________________

Accepted by:

Fidelity Management Trust Company, as Trustee

By:  _________________________________      Date: _____________________________

Title: _______________________________


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                       24

                                 EXECUTION PAGE

                                (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _____ day of _______________, ______.

              Employer: _______________________________________________________

              By:       _______________________________________________________

              Title:    _______________________________________________________



              Employer: _______________________________________________________

              By:       _______________________________________________________

              Title:    _______________________________________________________

Accepted by:

Fidelity Management Trust Company, as Trustee

By:  _________________________________      Date: _____________________________

Title: _______________________________


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
                                                                     12/05/2001
                     (C) 2001 FMR Corp. All rights reserved.

                            AMENDMENT EXECUTION PAGE

         This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

         The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

            Section Amended           Page            Effective Date
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this_____ day of ___________, _____.

Employer: ______________________________  Employer: ___________________________

By:      _______________________________  By:   _______________________________

Title:   _______________________________  Title: ______________________________

Accepted by:

Fidelity Management Trust Company, as Trustee

By: ___________________________________   Date:  ______________________________

Title: ________________________________


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                       26
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                                    ADDENDUM

                           RE: SPECIAL EFFECTIVE DATES

                                       FOR

PLAN NAME:        Probex Corp. 401(k) Plan

(a)      [ ]      SPECIAL EFFECTIVE DATES FOR OTHER PROVISIONS - The following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________


(b)      [ ]      PLAN MERGER EFFECTIVE DATES - The following plan(s) were
                  merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

         (1)      Name of merged plan:

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                 Effective date:

         (2)     Name of merged plan:

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                 Effective date:


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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         (3)      Name of merged plan:

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                 Effective date:

         (4)     Name of merged plan:

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                 Effective date:

         (5)      Name of merged plan:

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                 Effective date:


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
                                                                     12/05/2001
                     (C) 2001 FMR Corp. All rights reserved.
                                       28
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                                    ADDENDUM

                 RE: SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION

                                       FOR

PLAN NAME:        Probex Corp. 401(k) Plan

(a)      SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION FORMULA

         NOTE: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

         (1)  [ ]     100% of the first 3% of the Active Participant's
                      Compensation contributed to the Plan and 50% of the next
                      2% of the Active Participant's Compensation contributed to the Plan.

                      (A)      [ ]     Safe harbor Matching Employer
                                       Contributions shall not be made on behalf of Highly Compensated Employees.


                      NOTE: If the Employer selects this formula and does not elect Option 1.10(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the "ACP" test. (Employee Contributions must still be tested.)

         (2)  [ ]     Other Enhanced Match:

              ______% of the first ______% of the Active Participant's Compensation contributed to the plan,

              ______% of the next ______% of the Active Participant's Compensation contributed to the plan,

              ______% of the next ______% of the Active Participant's Compensation contributed to the plan,

              NOTE: To satisfy the safe harbor contribution requirement for the "ADP" test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                      (A)      [ ]     Safe harbor Matching Employer
                                       Contributions shall not be made on behalf of Highly Compensated Employees.

                      (B)      [ ]     The formula specified above is also
                                       intended to satisfy the safe harbor
                                       contribution requirement for deemed
                                       satisfaction of the "ACP" test with
                                       respect to Matching Employer
                                       Contributions.

                               NOTE: To satisfy the safe harbor contribution requirement for the "ACP" test, the Deferral Contributions matched cannot exceed 6% of a Participant's Compensation.

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                    ADDENDUM

                RE: SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION

                                       FOR

PLAN NAME:        Probex Corp. 401(k) Plan

(a)      SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION ELECTION

         (1)  [ ]     For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to ______%
                      (NOT LESS THAN 3% NOR MORE THAN 15%) of such Active
                      Participant's Compensation.

         (2)  [ ]     The Employer may decide each Plan Year whether to amend
                      the Plan by electing and completing (A) below to provide for a contribution on behalf of each eligible Active
                      Participant in an amount equal to at least 3% of such Active Participant's Compensation.

              NOTE: An Employer that has selected Subsection (a)(2) above must amend the Plan by electing (A) below and completing the Amendment Execution Page no later than 30 days prior to the end of each Plan Year for which safe harbor Nonelective Employer Contributions are being made.

                      (A)      [ ]    For the Plan Year beginning _______, the
                                       Employer shall contribute for each
                                       eligible Active Participant an amount
                                       equal to______% (not less than 3% nor
                                       more than 15%) of such Active
                                       Participant's Compensation.

              NOTE: Safe Harbor Nonelective Employer Contributions must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

(b)      [ ]  Safe harbor Nonelective Employer Contributions shall not be made on behalf of Highly Compensated Employees.

(c)      [ ]  In conjunction with its election of the safe harbor described above, the Employer has elected to make Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the "ACP" test with respect to Matching Employer Contributions.

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                       31
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                                    ADDENDUM

                      RE: PROTECTED IN-SERVICE WITHDRAWALS

                                       FOR

PLAN NAME:        Probex Corp. 401(k) Plan

(a) OTHER IN-SERVICE WITHDRAWAL PROVISIONS - OTHER IN-SERVICE WITHDRAWAL OPTIONS AVAILABLE UNDER THE PLAN ARE SPECIFIED BELOW:


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                    ADDENDUM

                              RE: FORMS OF PAYMENT

                                       FOR

PLAN NAME:        Probex Corp. 401(k) Plan

(a) The following optional forms of annuity will continue to be offered under the Plan:

         ___________________________________________________________

(b) The following forms of payment were previously available under the Plan but will be eliminated as of the date specified in subsection (4) below (check the applicable (box(es) and complete (4)):

         (1)  [ ]     INSTALLMENT PAYMENTS.

         (2)  [ ]     ANNUITIES.

                      ____________________________________

              (A)     [ ]      The normal form of payment under the Plan was a
                               lump sum and all optional annuity forms of payment not listed under Section 1.19(c)(2)(A)(i) are eliminated. The eliminated forms of payment include the following:



              (B)     [ ]      The normal form of payment under the Plan was a
                               life annuity and all annuity forms of payment not listed under Section 1.19(c)(2)(B) are eliminated. (COMPLETE (I) AND (II) AND, IF
                               APPLICABLE, (III).)

                      (i) The normal form of payment for married Participants was a qualified joint and ______% (AT LEAST 50%) survivor annuity. The normal form for unmarried Participants was a single life annuity, unless a different form is specified below:

                              ________________________________________________

                      (ii) The qualified preretirement survivor annuity provided to a Participant's spouse was purchase with _______% (AT LEAST 50%) of the Participant's Account.

                      (iii) The other annuity form(s) of payment previously available under the Plan included the following:

                              ________________________________________________

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         (3)  [ ]     OTHER NON-ANNUITY FORMS OF PAYMENT. All other non-annuity
                      forms of payment that are not listed in Section 1.19(d) but that were previously available under the Plan are eliminated. The eliminated non-annuity forms of payment include the following:

                      _______________________________________________________

         (4)  [ ]     The form(s) of payment described in this Subsection (b)
                      will not be offered to Participants who have an Annuity
                      Starting Date which occurs on or after ____________
                      (CANNOT BE EARLIER THAN SEPTEMBER 6, 2000).
                      Notwithstanding the date entered above, the forms of payment described in this Subsection (b) will continue to be offered to Participants who have an Annuity Starting
                      Date that occurs (1) within 90 days following the date the Employer provides affected Participants with a summary that satisfies the requirements of 29 CFR 2520.104b-3 and that notifies them of the elimination of the applicable form(s) of payment, but (2) no later than the first day of the second Plan Year following the Plan Year in which the amendment eliminating the applicable form(s) of payment is adopted.


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                       34
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                                    ADDENDUM

                               RE: 415 CORRECTION

                                       FOR

PLAN NAME:        Probex Corp. 401(k) Plan

(A) OTHER FORMULA FOR LIMITING ANNUAL ADDITIONS TO MEET 415 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 415, maintain any other qualified defined contribution plans or any "welfare benefit fund", "individual medical account", or "simplified medical account", annual additions to such plans shall be limited as follows to meet the requirements of Code
         Section 415:

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________

         ______________________________________________________________________


The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
                                                                     12/05/2001
                     (C) 2001 FMR Corp. All rights reserved.

                                SNAP OFF ADDENDUM

                     RE: EFFECTIVE DATES FOR GUST COMPLIANCE

                                       FOR

PLAN NAME:        Probex Corp. 401(k) Plan

Notwithstanding any other provision of the Plan to the contrary, to comply with changes required by the Retirement Protection Act of 1994 ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA 97") and the Internal Revenue Service Restructuring and Reform Act of 1998 (collectively, "GUST"), the following provisions shall apply effective as of the dates set forth below:

(a) THE FOLLOWING ELECTIONS WERE IN EFFECT FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1997 AND ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(G)(2):

         (1) HCE DETERMINATIONS HISTORY - The Plan was operated in accordance with the provisions of Subsections 1.06(a) and 1.06(b), unless otherwise provided below.

              (A)     [ ]      HCE DETERMINATIONS: LOOK BACK YEAR ELECTIONS -
                               For the following Plan Year(s), the Plan was operated in accordance with a different look back year election as provided below:

                               ________________________________________________

                               ________________________________________________


              (B)     [ ]      HCE DETERMINATIONS: TOP PAID GROUP ELECTIONS -
                               For the following Plan Year(s), the Plan was operated in accordance with a different top paid group election as provided below:

                               ________________________________________________

                               ________________________________________________


         (2) ADP/ACP TESTING METHODS HISTORY - The Plan was operated using the testing method shown in Subsection 1.06(a), unless otherwise provided below.

              (A)     [ ]      For the following Plan Years, the Plan was
                               operated in accordance with a different method as provided below:

                               ________________________________________________


         (3) FIRST YEAR TESTING METHOD - If the first Plan Year that the Plan, other than a successor plan, permitted Deferral Contributions or provided for either Employee or Matching Employer Contributions, occurred on or after January 1, 1997 but prior to the Effective Date specified in Subsection 1.01(g)(2), the "ADP" and/or

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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              "ACP" test for such first Plan Year was applied using the actual
              "ADP" and/or "ACP" of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

              (A)     [ ]      The "ADP" and/or "ACP" test for the first Plan
                               Year that the Plan permitted Deferral
                               Contributions or provided for either Employee or Matching Employer Contributions was applied assuming a 3% "ADP" and/or "ACP" for Non-Highly
                               Compensated Employees.

(b) THE FOLLOWING PROVISIONS ARE EFFECTIVE AS OF THE FOLLOWING DATES, EXCEPT AS OTHERWISE PROVIDED IN THE APPLICABLE SUBSECTION(S) (A):

         (1) The definition of "Required Beginning Date" in Subsection 2.01(ss) is effective January 1, 1997.

              (A)     [ ]      Later effective date applicable to the definition
                               of Required Beginning Date in Subsection
                               2.01(ss): ______ (CANNOT BE LATER THAN THE
                               JANUARY 1 FOLLOWING THE DATE SPECIFIED IN
                               SUBSECTION 1.01(G)(2)).

         (2) The elimination of all family aggregation rules is effective for Plan Years beginning on or after January 1, 1997.

              (A)     [ ]      Later effective date applicable to elimination of
                               family aggregation rules: ______ (CANNOT BE LATER
                               THAN THE FIRST DAY OF THE PLAN YEAR IN WHICH THE
                               DATE SPECIFIED IN SUBSECTION 1.01(G)(2) OCCURS).

         (3) The inclusion in Compensation for purposes of Code Section 415 of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 125, 402(e)(3), 402(h), or 403(b), as provided in Subsection 6.12(d), is effective for Limitation Years beginning on or after January 1, 1998.

              (A)     [ ]      Later effective date applies to modification of
                               definition of Compensation for Code Section 415 purposes: ______ (CANNOT BE LATER THAN THE FIRST
                               DAY OF THE LIMITATION YEAR IN WHICH THE DATE
                               SPECIFIED IN SUBSECTION 1.01(G)(2) OCCURS).

         (4) The increase in the cash out limitation from $3,500 to $5,000 is effective the first day of the first Plan Year beginning after August 5, 1997.

              (A)     [ ]      Later effective date applies to increase in cash
                               out limitation: ______ (CANNOT BE LATER THAN THE
                               DATE SPECIFIED IN SUBSECTION 1.01(G)(2)).

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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         (5)  The elimination of the "look back" requirement for mandatory cashouts with respect to Participants whose Accounts are not subject to the requirements of Section 14.04 shall be effective with respect to distributions made on or after March 22, 1999.

              (A)     [ ]      Later effective date applies to elimination of
                               look back requirement for mandatory cashouts:
                               ______ (CANNOT BE LATER THAN THE DATE SPECIFIED
                               IN SUBSECTION 1.01(G)(2)).

         (6) The exclusion from the definition of "eligible rollover distribution" in Subsection 13.04(c) of hardship withdrawals of Deferral Contributions made in accordance with the provisions of
              Section 10.05 or the Protected In-Service Withdrawal Addendum to the Adoption Agreement is effective for distributions made on or after January 1, 1999.

              (A)     [ ]      Later effective date applies to the rollover
                               treatment of hardship withdrawals of Deferral
                               Contributions: ______ (CANNOT BE LATER THAN THE
                               EARLIER OF JANUARY 1, 2000 OR THE DATE SPECIFIED
                               IN SUBSECTION 1.01(G)(2)).

(c)      THE FOLLOWING PROVISIONS ARE EFFECTIVE AS OF THE FOLLOWING DATES:

         (1) The inclusion in Compensation of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 132(f)(4) (the "132(f) Amendment"), as provided in Subsections 2.01(s) and 2.01(z) and Sections 5.02 and 15.03 is effective for Plan Years beginning on or after January 1, 2001, or, if earlier, the first day of the Plan Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Plan Year beginning on or after January 1, 1998.

              The 132(f) Amendment, as provided in Subsection 6.12(d) is effective for Limitation Years beginning on or after January 1, 2001, or, if earlier, the first day of the Limitation Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Limitation Year beginning on or after January 1, 1998.

         (2) The definition of "Highly Compensated Employee" in Subsection 2.01(z) is effective for Plan Years beginning on or after January l, 1997.

         (3) The definition of "Leased Employee" in Subsection 2.01(cc) is effective for Plan Years beginning on or after January l, 1997.

         (4) The change in the "maximum permissible amount", as defined in Subsection 6.01(r), to $30,000 adjusted for cost of living increases, is effective for Limitation Years beginning on or after January l, 1995.

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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         (5)  The rules for applying the "ADP" test, described in Section 6.03, and the "ACP" test, described in Section 6.06 are effective for Plan Years beginning on or after January 1, 1997.

         (6) The rules for allocating and distributing "excess contributions", as provided in Section 6.04, and the rules for allocation, distribution and forfeiture of "excess aggregate contributions", as provided in Section 6.07 are effective for Plan Years beginning on or after January 1, 1997.

         (7) The 4% limitation on discretionary matching contributions in the event the Plan is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test (and, if applicable, the "ACP" test) is deemed satisfied is effective only for Plan Years beginning on or after January 1, 2000.

         (8) The provisions of Section 18.03, regarding the Code Section 401(a)(13)(C) and (D) exceptions to the nonalienability of benefits rules, apply to judgments, orders, and decrees issued and settlement agreements entered into on or after August 5, 1997.

         (9) The provisions of Section 18.07, regarding veterans reemployment rights, are effective December 12, 1994.

(d) FOR PLAN YEARS ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(G)(2), THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT THAT ARE RELATED TO GUST SHALL APPLY IN ACCORDANCE WITH THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT, EXCEPT AS OTHERWISE PROVIDED BELOW:

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________

(e) FOR PLAN YEARS ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(G)(2), THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT THAT ARE RELATED TO GUST SHALL APPLY TO ALL PLANS MERGED INTO THE PLAN DURING THE PERIOD COVERED BY THIS ADDENDUM EXCEPT TO THE EXTENT ANY SUCH MERGED PLAN IS AMENDED TO PROVIDE OTHERWISE OR AS PROVIDED BELOW:

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________

         ___________________________________________________________________

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
                                                                     12/05/2001
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                                       39

       THE CORPORATEPLAN FOR RETIREMENT(SM) 100 (PROFIT SHARING/401(K) PLAN)

                         ADDENDUM TO ADOPTION AGREEMENT

                       FIDELITY BASIC PLAN DOCUMENT NO. 10

 RE:        ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001
                           ("EGTRRA") AMENDMENTS FOR

PLAN NAME:        PROBEX CORP. 401(K) PLAN

PREAMBLE

ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

SUPERSESSION OF INCONSISTENT PROVISIONS. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

(a) CATCH-UP CONTRIBUTIONS. The Employer must select either (1) or (2) below to indicate whether eligible Participants age 50 or older by the end of a calendar year will be permitted to make catch-up contributions to the Plan, as described in Section 5.03(b)(1):

         (1)  [X]     Catch-up contributions shall apply effective January 1,
                      2002, unless a later effective date is specified herein,
                      ______.

         (2)  [ ]     Catch-up contributions shall not apply.

         NOTE: The Employer must NOT select (a)(1) above unless all plans of all employers treated, with the Employer, as a single employer under subsections (b), (c), (m), or (o) of Code Section 414 also permit catch up contributions (except a plan maintained by the Employer that is qualified under Puerto Rico law), as provided in Code Section 414(v)(4) and IRS guidance issued thereunder. The effective date applicable to catch-up contributions must likewise be consistent among all plans described immediately above, to the extent required in Code Section 414(v)(4) and IRS guidance issued thereunder.

(b) PLAN LIMIT ON ELECTIVE DEFERRAL FOR PLANS PERMITTING CATCH-UP CONTRIBUTIONS. This Section (b) is inapplicable if the Plan converted to this Fidelity document from any other document effective after April 1, 2002.

         For Plans that permit catch-up contributions beginning on or before April 1, 2002, pursuant to (a)(1) above, the 60% Plan Limit described in Section 5.03(b)(2) shall apply beginning April 1, 2002, unless
         (b)(1) or (b)(2) is selected below. For Plans that permit catch up contributions beginning after April 1, 2002, pursuant to (a)(1) above, the Plan Limit set out in Section 1.07(a)(1) shall continue to apply unless and until the Employer's election in (b)(2) below, if any, provides for a change in the Plan Limit.

         (1)  [ ]     The Plan Limit set out in Section 1.07(a)(1) shall
                      continue to apply on and after April 1, 2002.

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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         (2)  [ ]     The Plan Limit set out in Section 1.07(a)(1) shall
                      continue to apply until ____________ (cannot be before April 1, 2002), and the Plan Limit after that date shall be ______% of Compensation each payroll period.

(c) MATCHING EMPLOYER CONTRIBUTIONS ON CATCH-UP CONTRIBUTIONS. The Employer must select the box below only if the Employer selected (a)(1) above, and the Employer wants to provide Matching Employer Contributions on catch-up contributions. In that event, the same rules that apply to Matching Employer Contributions on Deferral Contributions other than catch-up contributions will apply to Matching Employer Contributions on catch-up contributions.

         [ ] Notwithstanding anything in 2.01(1) to the contrary, Matching Employer Contributions under Section 1.10 shall apply to catch-up contributions described in Section 5.03(b)(1).

(d) ROLLOVERS OF AFTER-TAX EMPLOYEE CONTRIBUTIONS TO THE PLAN. The Employer must mark the box below only if the Employer does not want the Plan to accept Participant Rollover Contributions of qualified plan after-tax employee contributions, as described in Section 5.06, which would otherwise be effective for distributions after December 31, 2001:

         [ ] Participant Rollover Contributions or direct rollovers of qualified plan after-tax employee contributions shall not be accepted by the Plan at any time.

(e) APPLICATION OF THE SAME DESK RULE. The Employer must mark the box below only if the Employer wants to discontinue the application of the same desk rule set forth in Section 12.01(a).

         [ ] Effective for distributions from the Plan after December 31, 2001, or such later date as specified herein ________, a Participant's elective deferrals, qualified nonelective contributions and qualified matching contributions, if applicable, and earnings attributable to such amounts shall be distributable, upon a severance from employment as described in Section 12.01(b), effective only for severances occurring after ____________ (or, if no date is entered, regardless of when the severance occurred).

The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                       41

                               AMENDMENT EXECUTION

                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this_____ day of ___________, _____.

EMPLOYER:  ____________________________  EMPLOYER: ____________________________

By:        ____________________________  By:   ________________________________

Title:     ____________________________  Title: _______________________________


ACCEPTED BY:      Fidelity Management Trust Company, as Trustee

By: ____________________________________   Date: ______________________

Title:  ____________________________________



The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
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                                       42

                               AMENDMENT EXECUTION

                                (EMPLOYER'S COPY)
IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this_____ day of ___________, _____.

EMPLOYER:  ____________________________  EMPLOYER: ____________________________

By:        ____________________________  By:   ________________________________

Title:     ____________________________  Title: _______________________________


ACCEPTED BY:      Fidelity Management Trust Company, as Trustee

By: ____________________________________   Date: ______________________

Title:  ____________________________________



The CORPORATEplan for Retirement(SM) 100                            Std PS Plan
                                                                     12/05/2001
                     (C) 2001 FMR Corp. All rights reserved.
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